UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2021

LEGG MASON

LOW VOLATILITY

HIGH DIVIDEND ETF

LVHD

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of equity securities of U.S. companies with relatively high yield and low price and earnings volatility.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Low Volatility High Dividend ETF for the twelve-month reporting period ended October 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notices

Effective August 7, 2021, QS Investors, LLC (“QS Investors”), a subadviser of the Fund and a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), merged with and into Franklin Advisers, Inc. (“Franklin Advisers”), also a wholly-owned subsidiary of Franklin Resources. As a result of the merger, Franklin Advisers replaced QS Investors as the subadviser. The merger did not change the manner in which the Fund’s portfolio is managed, nor did it result in any change in the nature or amount of services provided by, or the fees payable to, the subadviser. For additional information, please see the Fund’s prospectus supplement dated July 6, 2021.

Effective October 15, 2021, Vaneet Chadha, CFA, Christopher W. Floyd, CFA and Jose Maldonado, CFA joined the Fund’s portfolio management team. For additional information, please see the Fund’s prospectus supplement dated October 15, 2021.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Legg Mason Low Volatility High Dividend ETF

We look forward to helping you meet your financial goals.

Sincerely,

Patrick O’Connor

President and Chief Executive Officer - Investment Management President

November 30, 2021

Legg Mason Low Volatility High Dividend ETF	III

Fund overview

Q. What is the Fund’s investment strategy?

A. Legg Mason Low Volatility High Dividend ETF (the “Fund”) seeks to track the investment results of the QS Low Volatility High Dividend Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable U.S. companies with relatively high dividend yields and lower price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by Franklin Advisers, Inc. (“Franklin Advisers”) (prior to August 7, 2021, known as QS Investors, LLC), the Fund’s subadviser. The Underlying Index is composed of stocks of U.S. companies across a wide range of market capitalizations, including the largest 3,000 U.S. stocks as determined by the Solactive US Broad Market Index.

The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The composition of the Underlying Index and the Fund after reconstitution and rebalancing may fluctuate and exceed the Underlying Index limitations due to market movements. The Underlying Index may include large-, mid- or small-capitalization companies. The components of the Underlying Index, and the degree to which these components represent certain sectors and industries, may change over time.

The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index.

The Fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; and in securities and other instruments not included in its Underlying Index, but which Franklin Advisers believes will help the Fund track its Underlying Index. The Fund may invest in exchange-traded equity index futures to manage sector exposure and for cash management purposes.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equity market returns as measured by the Russell 3000 Indexi were volatile throughout the period but strongly positive across sectors for the twelve-month reporting period ended October 31, 2021, with the total return coming in at 43.90%. The energy and banks industry groups were notably strong, returning 116.43% and 84.12% in the Russell 3000 Index, respectively, but all sectors had returns in the double digits.

An expansive two-month rally followed the Biden presidential election win at the beginning of the reporting period which, when coupled with COVID-19 vaccine approval and a late- December U.S. aid package, helped shore up investor sentiment. All sectors reported gains for the final quarter of 2020, most with double-digit returns. The bank and energy sectors which had been significantly punished with the pandemic were especially strong as many

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	1

Fund overview (cont’d)

investors began to snap up cyclical1 companies and those that would recover from a reopened economy.

Strong first-quarter 2021 U.S. equity results hinged on robust corporate earnings, the accelerating COVID-19 vaccine rollout, and the passage of a $1.9 trillion government relief package, as well as the U.S. Federal Reserve Board (the “Fed”) carefully orchestrated approach to monetary easing and ultralow interest-rate policy. 79% of the S&P 500 Indexii companies reported fourth-quarter 2020 earnings that topped consensus expectations, and earnings-per-share estimates for 2021’s first quarter reached the highest level in years. U.S. equity returns reached a record high in March just as the Biden administration detailed a $2.3 trillion infrastructure plan (to be paid for partly by tax hikes on businesses). All sectors reported positive returns, several in strong double-digits.

Broad U.S. equity indexes closed 2021’s second quarter higher outpacing, most other developed markets as investors recalibrated their expectations for inflation, interest rates and risks associated with the pandemic’s erratic — but less destructive — path. Following strong gains in April, the market generally spent portions of May and June moving sideways. Ongoing vaccinations, reductions in restrictions on activity, abundant cash and healthy economic fundamentals buoyed consumer, business and investor sentiment, while broadly better-than-expected corporate earnings and forward guidance provided solid support for equities. With its relatively successful vaccination drive, the U.S. was reopening faster than most countries, sparking optimism that U.S. economic indicators and stocks would outpace global rivals and withstand increased uncertainty about inflation. That said, by the end of the quarter, concern about high equity valuations and the spread of a more contagious coronavirus variant began to weigh on sentiment, particularly in June.

After peaking at all-time highs, broad gauges of the U.S. equity market sold off during the final weeks of the third calendar quarter of 2021 as investors grappled with a number of current and potential headwinds facing American businesses. U.S. fiscal and monetary policy were on track to tighten concurrently, just as tax increases were on the horizon, while U.S. economic growth had been slowing sooner and faster than economists initially predicted. Additionally, there was a lot of concern that higher wages, energy prices and transportation costs would weigh on earnings for the remainder of this year and into 2022. Robust corporate earnings and balance sheet health counterbalanced some of the negative market forces. In September, Fed Chair Jerome Powell conceded that inflation may not be as transitory as he thought; the Fed signaled it was ready to begin reducing its bond-buying program and indicated greater willingness to start raising interest rates in 2022. Following September’s rout, broad U.S. equity indexes collectively resurged to all-time highs in October on robust corporate earnings, a sharp decline in COVID-19 cases and the unveiling of the Biden administration’s agenda-defining framework for economic, social and environmental spending.

Q. How did we respond to these changing market conditions?

A. The Fund uses a passive investment approach to achieve its investment objective, and therefore made no change in investment approach in response to market conditions.

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles, and other consumer services.

2	Legg Mason Low Volatility High Dividend ETF 2021 Annual Report

Performance review

For the twelve months ended October 31, 2021, Legg Mason Low Volatility High Dividend ETF generated a 31.07% return on a net asset value (“NAV”)iii basis and 31.19% based on its market priceiv per share.

The performance table shows the Fund’s total return for the twelve months ended October 31, 2021 based on its NAV and market price as of October 31, 2021. The Fund seeks to track the investment results of the QS Low Volatility High Dividend Index, which returned 31.38% for the same period. The Fund’s broad-based market index, the Russell 3000 Index, returned 43.90% over the same time frame. The Lipper Multi-Cap Value Funds Category Averagev returned 46.45% for the period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of October 31, 2021 (unaudited)
	6 months	12 months
Legg Mason Low Volatility High Dividend ETF:
$37.31 (NAV)	4.08%	31.07%*†
$37.33 (Market Price)	4.05%	31.19%*‡
QS Low Volatility High Dividend Index	4.21%	31.38%
Russell 3000 Index	9.78%	43.90%
Lipper Multi-Cap Value Funds Category Average	4.98%	46.45%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated March 1, 2021, as revised July 6, 2021, the gross total annual fund operating expense ratio for the Fund was 0.27%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The leading contributors to performance in the Underlying Index for the reporting period were the real estate, industrials and health care sectors, by virtue of their weightings in the Underlying Index and strong positive returns.

Q. What were the leading detractors from performance?

A. The energy and consumer discretionary sectors both had modestly positive returns in the Underlying Index for the reporting period, but when combined with their weightings in the Underlying Index, they contributed the least to absolute performance for the period.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “LVHD” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

4	Legg Mason Low Volatility High Dividend ETF 2021 Annual Report

Thank you for your investment in Legg Mason Low Volatility High Dividend ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael LaBella, CFA

Portfolio Manager

Franklin Advisers, Inc.

Russell Shtern, CFA

Portfolio Manager

Franklin Advisers, Inc.

Vaneet Chadha, CFA

Portfolio Manager

Franklin Advisers, Inc.

Christopher W. Floyd, CFA

Portfolio Manager

Franklin Advisers, Inc.

Jose Maldonado, CFA

Portfolio Manager

Franklin Advisers, Inc.

November 15, 2021

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	5

Fund overview (cont’d)

RISKS: Equity securities are subject to market and price fluctuations. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. In rising markets, the value of large-cap stocks may not rise as much as smaller-cap stocks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2021 were: consumer staples (27.9%), utilities (15.3%), industrials (14.4%), real estate (12.4%) and health care (10.5%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iii	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iv	Market price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The market price may differ from the Fund’s NAV.

[v]

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the twelve-month ended October 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 624 funds for the six-month period and among the 621 funds for the twelve-month period in the Fund’s Lipper category.

6	Legg Mason Low Volatility High Dividend ETF 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2021 and October 31, 2020 and does not include derivatives, such as futures contracts. The composition of the Fund’s investments is subject to change at any time.

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on May 1, 2021 and held for the six months ended October 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]
4.08%	$1,000.00	$1,040.80	0.27%	$1.39	5.00%	$1,000.00	$1,023.84	0.27%	$1.38

[1]	For the six months ended October 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Low Volatility High Dividend ETF 2021 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 10/31/21	31.07%
Five Years Ended 10/31/21	9.82
Inception* through 10/31/21	10.52

Cumulative total returns[1]
Inception date of 12/28/15 through 10/31/21	79.39%

Market Price
Average annual total returns[2]
Twelve Months Ended 10/31/21	31.19%
Five Years Ended 10/31/21	9.83
Inception* through 10/31/21	10.53

Cumulative total returns[2]
Inception date of 12/28/15 through 10/31/21	79.47%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is December 28, 2015.

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Legg Mason Low Volatility High Dividend ETF vs QS Low Volatility High Dividend Index and Russell 3000 Index† — December 28, 2015 - October 31, 2021

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Legg Mason Low Volatility High Dividend ETF on December 28, 2015 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2021. The hypothetical illustration also assumes a $10,000 investment in the QS Low Volatility High Dividend Index and the Russell 3000 Index (the “Index”). The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. QS Low Volatility High Dividend Index (the “Underlying Index”) is an index composed of equity securities of U.S. companies with relatively high yield and low price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by Franklin Advisers, Inc., the Fund’s subadviser. The Underlying Index is composed of stocks of U.S. companies across a wide range of market capitalizations, including the largest 3,000 U.S. stocks as determined by the Solactive US Broad Market Index. The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

10	Legg Mason Low Volatility High Dividend ETF 2021 Annual Report

Schedule of investments

October 31, 2021

Legg Mason Low Volatility High Dividend ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 99.0%
Communication Services — 4.8%
Diversified Telecommunication Services — 2.3%
Verizon Communications Inc.	325,247	$17,234,839
Media — 2.5%
Interpublic Group of Cos. Inc.	265,786	9,719,794
Omnicom Group Inc.	125,213	8,524,501
Total Media		18,244,295
Total Communication Services		35,479,134
Consumer Discretionary — 2.6%
Hotels, Restaurants & Leisure — 2.6%
McDonald’s Corp.	77,653	19,067,694
Consumer Staples — 27.9%
Beverages — 5.2%
Coca-Cola Co.	330,264	18,616,982
PepsiCo Inc.	122,708	19,829,613
Total Beverages		38,446,595
Food & Staples Retailing — 2.6%
Kroger Co.	475,758	19,039,835
Food Products — 9.7%
Archer-Daniels-Midland Co.	168,276	10,810,050
Campbell Soup Co.	157,904	6,308,265
Conagra Brands Inc.	244,379	7,869,004
General Mills Inc.	287,384	17,760,331
Hormel Foods Corp.	147,915	6,259,763
JM Smucker Co.	77,231	9,488,601
Kellogg Co.	220,794	13,534,672
Total Food Products		72,030,686
Household Products — 8.0%
Clorox Co.	92,074	15,008,983
Colgate-Palmolive Co.	222,255	16,933,608
Kimberly-Clark Corp.	68,243	8,836,786
Procter & Gamble Co.	131,791	18,844,795
Total Household Products		59,624,172
Tobacco — 2.4%
Philip Morris International Inc.	191,484	18,102,897
Total Consumer Staples		207,244,185
Financials — 2.9%
Banks — 1.3%
First Hawaiian Inc.	48,743	1,344,819
FNB Corp.	156,236	1,820,150

See Notes to Financial Statements.

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	11

Schedule of investments (cont’d)

October 31, 2021

Legg Mason Low Volatility High Dividend ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Banks — continued
Park National Corp.	3,215	$413,417
People’s United Financial Inc.	327,013	5,605,003
WesBanco Inc.	18,155	631,249
Total Banks		9,814,638
Capital Markets — 0.7%
Bank of New York Mellon Corp.	79,932	4,731,974
Cohen & Steers Inc.	9,010	854,959
Total Capital Markets		5,586,933
Insurance — 0.2%
Mercury General Corp.	15,870	864,756
Safety Insurance Group Inc.	4,913	385,229
Total Insurance		1,249,985
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Ellington Financial Inc.	32,970	599,395
Thrifts & Mortgage Finance — 0.6%
New York Community Bancorp Inc.	313,795	3,900,472
Provident Financial Services Inc.	22,573	558,907
Total Thrifts & Mortgage Finance		4,459,379
Total Financials		21,710,330
Health Care — 10.5%
Health Care Providers & Services — 2.6%
CVS Health Corp.	216,716	19,348,404
Pharmaceuticals — 7.9%
Johnson & Johnson	108,266	17,634,366
Merck & Co. Inc.	238,139	20,968,139
Pfizer Inc.	456,255	19,956,594
Total Pharmaceuticals		58,559,099
Total Health Care		77,907,503
Industrials — 14.4%
Aerospace & Defense — 4.4%
General Dynamics Corp.	83,935	17,017,821
Lockheed Martin Corp.	47,756	15,870,273
Total Aerospace & Defense		32,888,094
Electrical Equipment — 5.4%
Eaton Corp. PLC	127,451	20,998,827
Emerson Electric Co.	195,807	18,995,237
Total Electrical Equipment		39,994,064
Industrial Conglomerates — 2.2%
3M Co.	90,593	16,187,157

See Notes to Financial Statements.

12	Legg Mason Low Volatility High Dividend ETF 2021 Annual Report

Legg Mason Low Volatility High Dividend ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Machinery — 0.7%
PACCAR Inc.	58,138	$5,210,328
Trading Companies & Distributors — 1.7%
Fastenal Co.	229,096	13,076,800
Total Industrials		107,356,443
Information Technology — 7.4%
Communications Equipment — 2.6%
Cisco Systems Inc.	347,309	19,438,885
IT Services — 2.2%
Paychex Inc.	133,251	16,427,183
Technology Hardware, Storage & Peripherals — 2.6%
Seagate Technology Holdings PLC	215,021	19,151,920
Total Information Technology		55,017,988
Materials — 0.8%
Containers & Packaging — 0.8%
Packaging Corp. of America	42,286	5,808,828
Real Estate — 12.4%
Equity Real Estate Investment Trusts (REITs) — 12.4%
Agree Realty Corp.	45,234	3,214,328
Broadstone Net Lease Inc.	162,669	4,325,369
CubeSmart	68,804	3,784,908
Easterly Government Properties Inc.	49,968	1,050,827
Four Corners Property Trust Inc.	34,329	995,541
Gaming and Leisure Properties Inc.	83,371	4,042,660
GEO Group Inc.	489,365	4,003,006
Getty Realty Corp.	13,684	439,530
Highwoods Properties Inc.	60,202	2,699,458
Industrial Logistics Properties Trust	19,594	550,395
Kimco Realty Corp.	307,296	6,944,890
Lamar Advertising Co., Class A Shares	32,057	3,628,852
Lexington Realty Trust	104,777	1,526,601
Life Storage Inc.	35,437	4,741,825
LTC Properties Inc.	14,989	477,549
MGM Growth Properties LLC, Class A Shares	82,465	3,247,472
National Health Investors Inc.	22,579	1,214,299
National Retail Properties Inc.	69,889	3,170,165
Physicians Realty Trust	131,680	2,503,237
Piedmont Office Realty Trust Inc., Class A Shares	52,070	924,763
Public Storage	48,324	16,052,266
Realty Income Corp.	230,462	16,461,901

See Notes to Financial Statements.

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	13

Schedule of investments (cont’d)

October 31, 2021

Legg Mason Low Volatility High Dividend ETF

(Percentages shown based on Fund net assets)

Security		Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
STAG Industrial Inc.		63,297	$2,755,318
STORE Capital Corp.		100,298	3,443,230
Total Real Estate			92,198,390
Utilities — 15.3%
Electric Utilities — 9.8%
ALLETE Inc.		25,645	1,578,193
Alliant Energy Corp.		90,531	5,121,339
American Electric Power Co. Inc.		193,459	16,387,912
Avangrid Inc.		34,975	1,843,183
Entergy Corp.		91,711	9,448,067
Evergy Inc.		109,544	6,983,430
Eversource Energy		111,117	9,433,833
Hawaiian Electric Industries Inc.		42,258	1,713,985
Pinnacle West Capital Corp.		59,303	3,824,450
Southern Co.		267,282	16,657,014
Total Electric Utilities			72,991,406
Multi-Utilities — 5.5%
Black Hills Corp.		24,043	1,595,974
Consolidated Edison Inc.		174,200	13,134,680
DTE Energy Co.		74,640	8,460,444
NorthWestern Corp.		18,633	1,059,472
Public Service Enterprise Group Inc.		137,980	8,803,124
WEC Energy Group Inc.		80,876	7,283,693
Total Multi-Utilities			40,337,387
Total Utilities			113,328,793
Total Investments before Short-Term Investments (Cost — $642,913,738)			735,119,288

	Rate
Short-Term Investments — 0.8%
Invesco Treasury Portfolio, Institutional Class (Cost — $5,859,199)	0.010%	5,859,199	5,859,199
Total Investments — 99.8% (Cost — $648,772,937)			740,978,487
Other Assets in Excess of Liabilities — 0.2%			1,524,981
Total Net Assets — 100.0%			$742,503,468

At October 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
E-mini S&P 500 Index	19	12/21	$4,218,450	$4,367,150	$148,700

See Notes to Financial Statements.

14	Legg Mason Low Volatility High Dividend ETF 2021 Annual Report

Statement of assets and liabilities

October 31, 2021

Assets:
Investments, at value (Cost — $648,772,937)	$740,978,487
Dividends and interest receivable	1,419,269
Receivable from broker — net variation margin on open futures contracts	148,700
Deposits with brokers for open futures contracts	125,430
Total Assets	742,671,886

Liabilities:
Investment management fee payable	168,418
Total Liabilities	168,418
Total Net Assets	$742,503,468

Net Assets:
Par value (Note 5)	$199
Paid-in capital in excess of par value	772,298,420
Total distributable earnings (loss)	(29,795,151)
Total Net Assets	$742,503,468

Shares Outstanding	19,900,000

Net Asset Value	$37.31

See Notes to Financial Statements.

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	15

Statement of operations

For the Year Ended October 31, 2021

Investment Income:
Dividends	$22,523,549
Interest	389
Total Investment Income	22,523,938

Expenses:
Investment management fee (Note 2)	1,958,382
Total Expenses	1,958,382
Net Investment Income	20,565,556

Realized and Unrealized Gain on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	70,556,187
Futures contracts	1,164,707
Net Realized Gain	71,720,894
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	98,331,290
Futures contracts	378,322
Change in Net Unrealized Appreciation (Depreciation)	98,709,612
Net Gain on Investments and Futures Contracts	170,430,506
Increase in Net Assets From Operations	$190,996,062

See Notes to Financial Statements.

16	Legg Mason Low Volatility High Dividend ETF 2021 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2021	2020

Operations:
Net investment income	$20,565,556	$27,645,854
Net realized gain (loss)	71,720,894	(48,507,089)
Change in net unrealized appreciation (depreciation)	98,709,612	(75,372,086)
Increase (Decrease) in Net Assets From Operations	190,996,062	(96,233,321)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(22,234,998)	(26,558,647)
Decrease in Net Assets From Distributions to Shareholders	(22,234,998)	(26,558,647)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (7,350,000 and 11,700,000 shares issued, respectively)	259,815,707	357,084,480
Cost of shares repurchased (10,300,000 and 13,250,000 shares repurchased, respectively)	(357,062,815)	(387,325,237)
Decrease in Net Assets From Fund Share Transactions	(97,247,108)	(30,240,757)
Increase (Decrease) in Net Assets	71,513,956	(153,032,725)

Net Assets:
Beginning of year	670,989,512	824,022,237
End of year	$742,503,468	$670,989,512

See Notes to Financial Statements.

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	17

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31:
	2021[1]	2020[1]	2019[1]	2018[1]	2017[1]

Net asset value, beginning of year	$29.36	$33.77	$30.19	$30.60	$27.55

Income (loss) from operations:
Net investment income	0.99	1.13	1.11	1.09	1.03
Net realized and unrealized gain (loss)	8.01	(4.45)	3.36	(0.41)	3.03
Total income (loss) from operations	9.00	(3.32)	4.47	0.68	4.06

Less distributions from:
Net investment income	(1.05)	(1.09)	(0.89)	(1.09)	(1.01)
Total distributions	(1.05)	(1.09)	(0.89)	(1.09)	(1.01)

Net asset value, end of year	$37.31	$29.36	$33.77	$30.19	$30.60
Total return, based on NAV[2]	31.07%	(9.90)%	15.15%	2.25%	14.89%

Net assets, end of year (millions)	$743	$671	$824	$578	$447

Ratios to average net assets:
Gross expenses	0.27%	0.27%	0.27%	0.27%	0.29%
Net expenses	0.27	0.27	0.27	0.27	0.29
Net investment income	2.84	3.690	3.50	3.60	3.45

Portfolio turnover rate[3]	52%	48%	29%	44%	28%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

18	Legg Mason Low Volatility High Dividend ETF 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Low Volatility High Dividend ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS Low Volatility High Dividend Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable U.S. companies with relatively high dividend yields and lower price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by Franklin Advisers, Inc. (“Franklin Advisers”), the Fund’s subadviser. Effective August 7, 2021, Franklin Advisers, Inc. (“Franklin Advisers”) is the Fund’s subadviser. Prior to August 7, 2021, QS Investors, LLC (“QS Investors”) was the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	19

Notes to financial statements (cont’d)

instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/ dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

20	Legg Mason Low Volatility High Dividend ETF 2021 Annual Report

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$735,119,288	—	—	$735,119,288
Short-Term Investments†	5,859,199	—	—	5,859,199
Total Investments	$740,978,487	—	—	$740,978,487
Other Financial Instruments:
Futures Contracts††	$148,700	—	—	$148,700
Total	$741,127,187	—	—	$741,127,187

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Fund uses futures contracts generally to gain or manage exposure to certain assets classes, sectors, or markets or for cash management purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	21

Notes to financial statements (cont’d)

as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA

22	Legg Mason Low Volatility High Dividend ETF 2021 Annual Report

Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2021, the Fund did not have any open OTC derivative transactions with credit related contingent futures in a net liability position.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	23

Notes to financial statements (cont’d)

excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(78,468,719)	$78,468,719

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Franklin Advisers is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Franklin Advisers and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”) and prior to August 7, 2021, QS Investors was a wholly-owned subsidiary of Franklin Resources.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.27% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays Franklin Advisers 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short term instruments, net of expense waivers, if any, and reimbursements.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the distributor of Creation Units for the Fund on an agency basis. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

24	Legg Mason Low Volatility High Dividend ETF 2021 Annual Report

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$372,493,643
Sales	370,337,354

During the year ended October 31, 2021, in-kind transactions (Note 5) were as follows:

Contributions	$259,469,032
Redemptions	357,795,618
Realized gain (loss)*	82,667,025

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At October 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$651,283,625	$107,757,840	$(18,062,978)	$89,694,862
Futures contracts	—	148,700	—	148,700

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2021.

ASSET DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$148,700

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	25

Notes to financial statements (cont’d)

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$1,164,707

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$378,322

During the year ended October 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$3,977,615

5. Fund share transactions

At October 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 50,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

26	Legg Mason Low Volatility High Dividend ETF 2021 Annual Report

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$22,234,998	$26,558,647

As of October 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$4,791,160
Deferred capital losses*	(124,281,174)
Other book/tax temporary differences(a)	(148,699)
Unrealized appreciation (depreciation)(b)	89,843,562
Total distributable earnings (loss) — net	$(29,795,151)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in real estate investment trusts and certain other securities.

7. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

8. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	27

Notes to financial statements (cont’d)

9. Subsequent event

In September 2021, the Fund’s Board of Trustees approved changing the Fund’s fiscal year end from October 31st to March 31st.

28	Legg Mason Low Volatility High Dividend ETF 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of Legg Mason Low Volatility High Dividend ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Low Volatility High Dividend ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We area public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 17, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Legg Mason Low Volatility High Dividend ETF 2021 Annual Report	29

Amended subadvisory agreement (unaudited)

Effective August 7, 2021, QS Investors, LLC (“QS Investors”), a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), merged with and into Franklin Advisers, Inc. (“Franklin Advisers”), also a wholly-owned subsidiary of Franklin Resources. As a result of the QS Investors merger, Franklin Advisers became the subadviser of the Fund. At a meeting of the Trust’s Board of Trustees held in May 2021, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Manager or Franklin Advisers (“Independent Trustees”), approved the amendment and restatement of a subadvisory agreement to reflect that Franklin Advisers assumed the rights and obligations of QS Investors under the agreement. The Board received an opinion from legal counsel that the amended and restated agreement, which took effect upon the closing of the QS Investors merger, did not require shareholder approval. The Board considered that the amended and restated agreement under which Franklin Advisers would provide services to the Fund were substantially identical to the agreement to which QS Investors had been a party, that there would be no change in services provided to the Fund, that there would be no change in the fees payable by the Fund, and that the amended and restated agreement would not continue beyond the term of the agreement with QS Investors unless approved by the Board or shareholders of the Fund. The Board also considered that the agreement with QS Investors had been approved by the Board at a meeting of the Board held in April 2020. At such meeting, the Board considered information regarding the nature, extent and quality of the services provided to the Fund, the Fund’s performance, management fees and expense ratios, the profitability of the Manager and its affiliates in providing services to the Fund, whether there had been economies of scale with respect to the management of the Fund and other benefits received by the Manager and its affiliates as a result of their relationship with the Fund. At its May 2021 meeting, the Board received and reviewed updated information regarding the performance and expenses of the Fund. After considering the factors described above as well as other factors, and in the exercise of their business judgment, the Board, including the Independent Trustees, concluded that the amended and restated agreement, including the fees payable thereunder, was fair and reasonable and that entering into the amended and restated agreement was in the best interests of the Fund and its shareholders.

30	Legg Mason Low Volatility High Dividend ETF

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on June 15, 2021 for shareholders of record as of March 1, 2021 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective July 1, 2021, the Board is composed of the following Trustees:

Trustees	For	Withheld
Deborah D. McWhinney	941,735,402	14,088,498
Rohit Bhagat	943,565,325	12,258,574
Anantha K. Pradeep	942,060,249	13,763,651
Jennifer M. Johnson	943,888,843	11,935,057

Legg Mason Low Volatility High Dividend ETF	31

Statement regarding liquidity risk management program (unaudited)

Each of the Funds has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Each of the Funds is an exchange-traded fund (“ETF”) that is considered an “In-Kind ETF” under the Liquidity Rule, which means that the Fund satisfies requests for redemption through in-kind transfers of portfolio securities, positions, and other assets, except for a de minimis amount of cash, and publishes its portfolio holdings daily. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. As an In-Kind ETF, the Fund is not required to include in the LRMP policies and procedures relating to classification of portfolio holdings into four liquidity categories or establishing a highly liquid investment minimum (“HLIM”).

The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Because the Funds are ETFs, the ILC also considers, as relevant, (1) the relationship between the Fund’s portfolio liquidity and the way in which, and the prices and spread at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants and (2) the effect of the composition of baskets on the overall liquidity of the Fund’s portfolio.

At meetings of the Funds’ Board of Trustees held in May 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to

32	Legg Mason Low Volatility High Dividend ETF

assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Legg Mason Low Volatility High Dividend ETF	33

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Low Volatility High Dividend ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is One Franklin Parkway, San Mateo, California 94403-1906. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Rohit Bhagat

Year of birth	1964
Position(s) with Trust	Lead Independent Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).
Number of funds in fund complex overseen by Trustee	59
Other Directorships held by Trustee during the past five years	AssetMark Financial Holdings, Inc. (investment solutions) (2018- present) and PhonePe (payment and financial services) (2020-present); and formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (eCommerce company) (2019-2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Deborah D. McWhinney

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).
Number of funds in fund complex overseen by Trustee	59
Other Directorships held by Trustee during the past five years	IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present) and LegalShield (consumer services) (2020-present); and formerly, Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partners, LLC (financial services) (2018-2020).

34	Legg Mason Low Volatility High Dividend ETF

Independent Trustees† (cont’d)
Anantha K. Pradeep

Year of birth	1963
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).
Number of funds in fund complex overseen by Trustee	59
Other Directorships held by Trustee during the past five years	None
Interested Trustee and Officer

Jennifer M. Johnson3*

Year of birth	1964
Position(s) with Trust	Trustee and Chairperson of the Board
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of eight of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).
Number of funds in fund complex overseen by Trustee	70
Other Directorships held by Trustee during the past five years	None
Additional Officers

Alison E. Baur Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Legg Mason Low Volatility High Dividend ETF	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Fred Jensen Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1963
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003).

Harris Goldblat Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1969
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Associate General Counsel to Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director and Associate General Counsel of Legg Mason & Co. (2005 to 2020).

Steven J. Gray Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1955
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

36	Legg Mason Low Volatility High Dividend ETF

Additional Officers (cont’d)
Matthew T. Hinkle Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1971
Position(s) with Trust	Chief Executive Officer – Finance and Administration
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years .	Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Vice President – AML Compliance
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020).

Legg Mason Low Volatility High Dividend ETF	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Patrick O’Connor Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1967
Position(s) with Trust	President and Chief Executive Officer–Investment Management
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; officer of five of the investment companies in Franklin Templeton; and formerly, Managing Director, Head of iShares Product Canada, BlackRock (1998-2014).

Vivek Pai Franklin Templeton 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1970
Position(s) with Trust	Treasurer, Chief Financial Officer and Chief Accounting Officer
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Treasurer, U.S. Fund Administration & Reporting and officer of five of the investment companies in Franklin Templeton.

Navid J. Tofigh Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1972
Position(s) with Trust	Vice President and Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1960
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

38	Legg Mason Low Volatility High Dividend ETF

Additional Officers (cont’d)
Lori A. Weber Franklin Templeton 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective July 1, 2021, Ms. Johnson became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Johnson is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Legg Mason Low Volatility High Dividend ETF	39

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended October 31, 2021:

	Pursuant to:		Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$19,173,960
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$19,999,134
Qualified Business Income Dividends Earned	§	199A	$2,279,291

40	Legg Mason Low Volatility High Dividend ETF

Legg Mason

Low Volatility High Dividend ETF

Trustees*

Rohit Bhagat

Deborah D. McWhinney Anantha K. Pradeep Jennifer M. Johnson**

Chair

*	During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the funds of Legg Mason ETF Investment Trust, effective July 1, 2021.
**	Effective July 1, 2021, Ms. Johnson became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Franklin Advisers, Inc.†

Custodian

The Bank of New York Mellon

†	Effective August 7, 2021, QS Investors LLC merged with and into Franklin Advisers, Inc.

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Low Volatility High Dividend ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason Low Volatility High Dividend ETF

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Low Volatility High Dividend ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

ETF Index Disclaimers

Solactive AG does not sponsor, promote, sell or support in any manner the Legg Mason Low Volatility High Dividend ETF (the “Fund”). Solactive AG does not offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Broad Market Index (the “Solactive Index” or the “Underlying Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

Solactive AG does not offer any express or implicit guarantee or assurance either with regard to the results of using the Fund’s Underlying Index and/or Underlying Index trade mark or the Underlying Index Price at any time or in any other respect. The Fund’s Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

Franklin Advisers, Inc. (“Franklin Advisers”) does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Franklin Advisers shall not have any liability for any errors, omissions or interruptions therein. Franklin Advisers makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index, or any data included therein, either in connection with the Fund or for any other use. Franklin Advisers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Franklin Advisers have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

ETFF323381 12/21 SR21-4281

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Rohit Bhagat possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Rohit Bhagat as the Audit Committee’s financial expert. Rohit Bhagat is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2020 and October 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $81,600 in October 31, 2020 and $61,200 in October 31, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2020 and $0 in October 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2020 and $30,000 in October 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in October 31, 2020 and $0 in October 31, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2020 and October 31, 2021; Tax Fees were 100% and 100% for October 31, 2020 and October 31, 2021; and Other Fees were 100% and 100% for October 31, 2020 and October 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $672,688 in October 31, 2020 and $1,558,348 in October 31, 2021.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson**

*    During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the funds of Legg Mason ETF Investment Trust, effective July 1, 2021.

**    Effective July 1, 2021, Ms. Johnson became Chair.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date:	December 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date:	December 23, 2021

By:	/s/ Vivek Pai
Vivek Pai
Principal Financial Officer

Date:	December 23, 2021